UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2013

PLAINS GP HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36132 (Commission File Number)	90-1005472 (IRS Employer Identification No.)

333 Clay Street, Suite 1600

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(713) 646-4100
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On October 21, 2013, Plains GP Holdings, L.P. (the “Partnership”) completed its initial public offering (the “Offering”) of 128,000,000 Class A shares representing limited partner interests in the Partnership (the “Class A shares”), at a price to the public of $22.00 per Class A share.  The material terms of the Offering are described in the prospectus, dated October 15, 2013 (the “Prospectus”), filed by the Partnership with the Securities and Exchange Commission on October 16, 2013.

Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P.

On October 21, 2013, in connection with the closing of the Offering, the Sixth Amended and Restated Limited Partnership Agreement of Plains AAP, L.P. (“AAP”) was amended and restated (as amended and restated, the “Seventh A&R AAP Agreement”)  to (i) convert the existing 1% general partner interest in AAP currently held by Plains All American GP LLC (“GP LLC”) into a non-economic general partner interest and a limited partner interest in AAP represented by 6,500,000 units representing limited partner interests in AAP (the “AAP units”), (ii) adjust the number of AAP units held by the Partnership and the entities and individuals that owned capital interests in AAP and GP LLC as of the date of the Offering (the “Existing Owners”) so that the relative limited partner interest in AAP held by the Partnership and the Existing Owners remained consistent after increasing the number of AAP units owned by the Partnership to equal the number of Class A shares issued to the public, (iii) grant each Existing Owner the right to exchange its AAP units and a like number of Class B shares representing limited partner interests in the Partnership (“Class B shares”) and units representing membership interests in the General Partner (the “general partner units”) for Class A shares on a one-for-one basis (the “Exchange Right”) and (iv) provide that each holder of AAP management units (defined below) will receive, upon the exchange of any such AAP management units into AAP units and a like number of Class B shares, an associated right to exchange such AAP units and Class B shares for Class A shares on a one-for-one basis.

Additionally, if the Class A shares are publicly traded at any time after December 31, 2015, the Seventh A&R AAP Agreement provides that a holder of vested AAP management units will be entitled to exchange his or her AAP management units for AAP units and a like number of Class B shares based on a conversion ratio calculated in accordance with the Seventh A&R AAP Agreement (which conversion ratio will not be more than one-to-one and is expected to be approximately 0.90 AAP units for each AAP management unit as of the date of the distribution that will be paid to holders of PAA common units with respect to the third quarter of 2013). Following any such exchange, the holder will have the Exchange Right for the Partnership’s Class A shares. Holders of AAP management units who exchange for AAP units and Class B shares will not receive general partner units and thus will not need to include any general partner units in a transfer or the exercise of their Exchange Right. A description of the Seventh A&R AAP Agreement is contained in the section of the Prospectus entitled “Certain Relationships and Related Party Transactions—Limited Partnership Agreement of Plains AAP, L.P.” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Seventh A&R AAP Agreement, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC

On October 21, 2013, in connection with the closing of the Offering, the Fifth Amended and Restated Limited Liability Company Agreement was amended and restated (as amended and restated, the “Sixth A&R GP LLC Agreement”).  The Sixth A&R GP LLC Agreement provides, among other things, that (i) GP LLC’s Chief Executive Officer will continue to be a member of GP LLC’s board and will serve as its chairman, (ii) the designated directors on the board of directors of the General Partner (the “Board”)  will be automatic appointees to GP LLC’s board of directors, and (iii) the remaining four members of GP LLC’s board of directors will initially consist of the four independent directors currently serving on GP LLC’s board of directors and thereafter will be appointed by majority vote of the Board, acting on the Partnership’s behalf as the managing member of GP LLC.  A description of the changes incorporated into the Sixth A&R GP LLC Agreement is contained in the section of the

Prospectus entitled “Management—Election of Directors—Directors of GP LLC” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Sixth A&R GP LLC Agreement, which is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Shareholder and Registration Rights Agreement

On October 21, 2013, in connection with the closing of the Offering, the Partnership entered into a shareholder and registration rights agreement (the “Registration Rights Agreement”) with the Existing Owners party thereto. Pursuant to the Registration Rights Agreement, the Partnership has agreed to register the resale of all Class A shares issuable upon exercise of the Exchange Right (the “Registrable Securities”) held by the parties to the Registration Rights Agreement under certain circumstances. Additionally, upon the vesting of the Class B units in AAP representing profits interests in AAP held by certain members of management (the “AAP management units”), the Partnership has agreed to amend the Registration Rights Agreement to include any Class A shares issuable upon exercise of the Exchange Right with respect to such vested AAP management units as Registrable Securities, so long as the holder of such units agrees to be bound by the terms and conditions of the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated into this Item 1.01 by reference.

Long Term Incentive Plan

The description of the Plains GP Holdings, L.P. Long Term Incentive Plan (the “LTIP”) provided below under Item 5.02 is incorporated in this Item 1.01 by reference. A copy of the LTIP is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Contribution Agreement

The description of the Contribution Agreement by and among PAA GP Holdings LLC (the “General Partner”), the Partnership and the other parties signatory thereto (the “Contribution Agreement”) provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Administrative Agreement

On October 21, 2013, in connection with the closing of the Offering, the Partnership, the General Partner, AAP, Plains All American Pipeline, L.P. (“PAA”), PAA GP LLC (“PAA GP”) and GP LLC entered into an administrative agreement (the “Administrative Agreement”) to address, among other things, potential conflicts with respect to business opportunities that may arise among the Partnership, the General Partner, AAP, PAA, PAA GP and GP LLC. The agreement provides that if any business opportunity is presented to the Partnership, the General Partner, AAP, PAA, PAA GP or GP LLC, then PAA will have the first right to pursue such business opportunity. The Partnership will have the right to pursue and/or participate in such business opportunity if invited to do so by PAA, or if PAA abandons the business opportunity and GP LLC so notifies the General Partner.

Pursuant to the Administrative Agreement, all of the Partnership’s officers and other personnel necessary for its business to function (to the extent not out-sourced) will be employed by GP LLC, and AAP will pay GP LLC an annual fee for general and administrative services performed on behalf of the Partnership. This fee will initially be $1.5 million per year and will be subject to adjustment on an annual basis, beginning on January 1, 2015, based on the Consumer Price Index. The fee will also be subject to adjustment if a material event occurs that impacts the general and administrative services provided to the Partnership, such as acquisitions, entering into new lines of business or changes in laws, regulations, listing requirements or accounting rules.

In addition, the Administrative Agreement provides that any direct expenses incurred by the Partnership, the General Partner and AAP (other than income taxes payable by the Partnership) will be borne by AAP.  These direct expenses will include costs related to (i) compensation for new directors, (ii) incremental director and officer liability insurance, (iii) listing on the NYSE, (iv) investor relations, (v) legal, (vi) tax and (vii) accounting.

In addition to the fee and expenses described above, the Administrative Agreement requires AAP to reimburse GP LLC for any additional expenses incurred by GP LLC and certain of its affiliates (i) on the Partnership’s behalf, (ii) on behalf of the General Partner, or (iii) for any other purpose related to the Partnership’s business and activities or those of the General Partner. AAP is also required to reimburse the General Partner for any additional expenses incurred by it on the Partnership’s behalf or to maintain the Partnership’s legal existence and good standing. There is no limit on the amount of fees and expenses AAP may be required to pay to affiliates of the General Partner on the Partnership’s behalf pursuant to the Administrative Agreement.

Pursuant to the Administrative Agreement, PAA has also granted the Partnership a license to use the names “PAA” and “Plains” and any associated or related marks.

The foregoing description of the Administrative Agreement is not complete and is qualified in its entirety by reference to the full text of the Administrative Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated into this Item 1.01 by reference.

Relationships

Certain officers and directors of GP LLC also serve as officers and/or directors of the General Partner.  AAP is required to pay GP LLC an annual fee and reimburse certain expenses for the above services and other general and administrative services that GP LLC provides to the General Partner.

Following the completion of the Offering, the Partnership owns 21.1% of the membership interests in the General Partner.  The Existing Owners own 78.9% of the membership interests in the General Partner, and certain of the Existing Owners have the ability to designate members of the Board.  Additionally, the General Partner owns a non-economic general partner interest in the Partnership.

Item 2.01  Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On October 21, 2013, in connection with the closing of the Offering, the Contribution Agreement was executed and the following transactions, among others, occurred pursuant to the Contribution Agreement:

•      The Existing Owners contributed their respective membership interests in GP LLC to the General Partner in exchange for membership interests in the General Partner, and the General Partner contributed such interests in GP LLC to the Partnership in exchange for the continuation of its non-economic general partner interest in the Partnership. In exchange for these contributions, the Partnership issued (through the General Partner) a total of 478,029,773 Class B shares to the Existing Owners;

•      Certain of the Existing Owners (or in the case of The Energy & Minerals Group (“EMG”), certain members of EMG) sold to the Partnership (i) 128,000,000 AAP units (representing a 21.1% limited partner interest, and an approximate 19.7% economic interest (including the dilutive effect of the AAP management units), in AAP) and (ii) an aggregate 21.1% of the membership interests in the General Partner, in exchange for the right to receive an amount equal to the net proceeds of the Offering, subject to adjustment for certain expenses; and

•      The Partnership distributed the net proceeds to the Existing Owners (or in the case of EMG, certain members of EMG) as described above.

Upon completion of the recapitalization transactions contemplated by the Contribution Agreement, the Partnership’s assets consist of (i) a 100% member interest in GP LLC, which holds a non-economic general partner interest in AAP, (ii) 128,000,000 AAP units (representing 21.1% of the limited partner interests, and an approximate 19.7% economic interest (including the dilutive effect of the AAP management units), in AAP) and (iii) 128,000,000 general partner units representing 21.1% of the membership interests in the General Partner.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated into this Item 2.01 by reference.

Relationships

The description of the relationships among the Partnership, the General Partner, PAA and the Existing Owners is provided above under Item 1.01 and is incorporated in this Item 2.01 by reference.

Item 3.02  Unregistered Sales of Equity Securities

In connection with the closing of the Offering, the Partnership issued its Class B shares to the Existing Owners of AAP (through the General Partner) as partial consideration for their contribution of membership interests in GP LLC to the Partnership (through the General Partner). The issuance of these Class B shares was not be required to be registered under the Securities Act of 1933, as amended (the “Securities Act”), because the shares were offered and sold in a transaction exempt from registration requirements of the Securities Act pursuant to Section 4(2) thereof.  The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Vicky Sutil was appointed to the Board on October 21, 2013 following the closing of the Offering.

Ms. Sutil was designated as a director by Occidental Petroleum Corporation.  Please see “Management—Election of Directors—Directors of Our General Partner.”

There are no family relationships with Ms. Sutil that would require disclosure pursuant to Item 401(d) of Regulation S-K, and there are no relationships with Ms. Sutil that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Long Term Incentive Plan

The Board adopted the LTIP effective October 21, 2013 for (i) the employees of the General Partner and its affiliates who perform services for the Partnership and (ii) the non-employee directors of the General Partner.  The LTIP provides for awards of (1) restricted shares, (2) phantom shares, (3) options, and (4) share appreciation rights (collectively, “Awards”). The maximum aggregate number of Class A shares that may be issued pursuant to any and all Awards under the LTIP shall not exceed 10,000,000 Class A shares, subject to adjustment due to recapitalization, reorganization or a similar event as provided under the LTIP.  Class A shares forfeited or withheld to satisfy exercise prices or tax withholding obligations are available for delivery pursuant to other awards.

The LTIP will be administered by the compensation committee of the Board, unless the Board determines to take action or appoints an alternative committee. The Board and the committee have the right to terminate or amend the LTIP or any part of the LTIP from time to time, subject to shareholder approval as may be required by the exchange upon which the Class A shares are listed at that time, if any. The LTIP will expire upon the earlier of the termination of the LTIP by the Board or the compensation committee or the date that no shares remain available under the LTIP for Awards.

The compensation committee shall have the authority to determine the terms and conditions of the individual Awards to be granted under the LTIP, including vesting schedules and the treatment of Awards upon a termination of employment or a change in control.

The foregoing description of the LTIP is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.3 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Waivers to the Amended and Restated Employment Agreements of Greg L. Armstrong and Harry N. Pefanis

In connection with the closing of the Offering on October 21, 2013, Greg L. Armstrong and Harry N. Pefanis each entered into a waiver (the “Waivers”) of certain provisions of their respective Amended and Restated Employment Agreements, each dated June 30, 2001 (the “Employment Agreements”).  Pursuant to the Waivers, Messrs. Armstrong and Pefanis each separately agreed to waive the change of control provision of their Employment Agreements to the extent it applied to the Offering or the related transactions contemplated by the Contribution Agreement.

The foregoing description of the Waivers is not complete and is qualified in its entirety by reference to the full text of each of the Waivers, which are filed as Exhibits 10.4 and 10.5 to this Form 8-K and are incorporated into this Item 5.02 by reference.

Amendments to Class B Restricted Units Agreement

In connection with the closing of the Offering, the form of Plains AAP, L.P. Class B Restricted Units Agreement (the “Class B Agreement”) was amended (the “Class B Amendment”) to be effective on October 21, 2013 upon the consummation of the Offering.  The Class B Amendment adjusted the number of AAP management units awarded so that the holders of AAP management units owned the same proportionate interest of AAP after the recapitalization of AAP as before the recapitalization.  The Class B Amendment also deleted the provision of the Class B Agreement that governed the conversion rights attributable to the AAP management units, and the Seventh A&R AAP Agreement now governs the conversion rights.  Pursuant to the Class B Amendment, each party to the Class B Amendment also agreed that the Offering would not constitute a change in control under the Class B Agreement, and the change of control definition under each Class B Agreement was revised to adapt such definition to the changed ownership structure of AAP, GP LLC, the Partnership and the General Partner following the closing of the Offering.

The foregoing description of the Class B Amendment is not complete and is qualified in its entirety by reference to the full text of the Form of Class B Amendment, which is filed as Exhibit 10.6 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Limited Partnership Agreement of Plains GP Holdings, L.P.

On October 21, 2013, in connection with the closing of the Offering, the Partnership amended and restated its Limited Partnership Agreement (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the section of the Prospectus entitled “Description of Our Partnership Agreement” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC

On October 21, 2013, in connection with the closing of the Offering, the General Partner amended and restated its Limited Liability Company Agreement (as amended and restated, the “A&R LLC Agreement”). A description of the A&R LLC Agreement is contained in the sections of the Prospectus entitled “Organizational Structure—Ownership of Our General Partner; Election of Directors” and “Management—Directors of Our General Partner” and is incorporated herein by reference.

The foregoing description and the descriptions contained in the Prospectus are qualified in their entirety by reference to the full text of the A&R LLC Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
3.1	Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P., dated as of October 21, 2013.

3.2	Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC, dated as of October 21, 2013.

3.3	Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P., dated as of October 21, 2013.

3.4	Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC, dated as of October 21, 2013.

4.1	Shareholder and Registration Rights Agreement dated October 21, 2013, by and among Plains GP Holdings, L.P. and the other parties signatory thereto.

10.1

Administrative Agreement dated October 21, 2013, by and among Plains GP Holdings, L.P., PAA GP Holdings LLC, Plains AAP, L.P., Plains All American Pipeline, L.P., PAA GP LLC and Plains All American GP LLC.

10.2	Contribution Agreement dated October 21, 2013, by and among Plains GP Holdings, L.P., PAA GP Holdings LLC and the other parties signatory thereto.

10.3	Plains GP Holdings, L.P. Long Term Incentive Plan, dated as of October 21, 2013.

10.4	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Greg L. Armstrong.

10.5	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Harry N. Pefanis.

10.6	Form of Amendment to the Plains AAP, L.P. Class B Restricted Units Agreement, dated October 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

By: PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

Dated: October 25, 2013

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Agreement of Limited Partnership of Plains GP Holdings, L.P., dated as of October 21, 2013.

3.2	Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC, dated as of October 21, 2013.

3.3	Seventh Amended and Restated Limited Partnership Agreement of Plains AAP, L.P., dated as of October 21, 2013.

3.4	Sixth Amended and Restated Limited Liability Company Agreement of Plains All American GP LLC, dated as of October 21, 2013.

4.1	Shareholder and Registration Rights Agreement dated October 21, 2013, by and among Plains GP Holdings, L.P. and the other parties signatory thereto.

10.1

Administrative Agreement dated October 21, 2013, by and among Plains GP Holdings, L.P., PAA GP Holdings LLC, Plains AAP, L.P., Plains All American Pipeline, L.P., PAA GP LLC and Plains All American GP LLC.

10.2	Contribution Agreement dated October 21, 2013, by and among Plains GP Holdings, L.P., PAA GP Holdings LLC and the other parties signatory thereto.

10.3	Plains GP Holdings, L.P. Long Term Incentive Plan, dated as of October 21, 2013.

10.4	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Greg L. Armstrong.

10.5	Waiver Agreement dated October 21, 2013 to the Amended and Restated Employment Agreement dated June 30, 2001 of Harry N. Pefanis.

10.6	Form of Amendment to the Plains AAP, L.P. Class B Restricted Units Agreement, dated October 18, 2013.